UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2024

EMEREN GROUP LTD

(Exact Name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 925-425-7335

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing Common stock, 10 shares, no par value per share	SOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 29, 2024, Emeren Group Ltd (the “Company”) was notified by its independent registered public accounting firm, Grant Thornton LLP (US) (“Grant Thornton US”), of its decision to resign as the Company’s independent registered public accounting firm effective as of that date. The Company’s Audit Committee accepted Grant Thornton US’s resignation.

The Company appointed Grant Thornton US, headquartered in Chicago, Illinois, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, effective August 1, 2023.

During the period from August 1, 2023 through March 29, 2024:

(1)	Grant Thornton US did not provide any report containing an adverse opinion or a disclaimer of opinion, and no report was qualified or modified as to uncertainty, audit scope, or accounting principles;

(2)	There were no disagreements with Grant Thornton US within the meaning of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton US, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report; and

(3)	There were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that Grant Thornton US advised the Company of a material weakness in internal controls related to the Company’s lack of sufficient accounting and financial reporting personnel with appropriate knowledge of U.S. GAAP and Securities and Exchange Commission (“SEC”) reporting requirements to formalize and carry out key controls over the financial reporting process, to properly address complex accounting issues and to prepare and review consolidated financial statements and related disclosures in accordance with U.S. GAAP and SEC financial reporting requirements.

The Company provided Grant Thornton US with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Grant Thornton US furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton US agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Grant Thornton US’s letter, dated April 1, 2024, is filed as Exhibit 16.1 herewith.

The Company and the Audit Committee have initiated discussions with other independent registered public accounting firms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP (US) to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD

Date: April 2, 2024	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer